SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   March 13, 1995
                                                   -------------


                                   Allerion Inc.
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             (Exact name of registrant as specified in its charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         1-8197                                     22-2243658
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(Commission File Number)           (I.R.S. Employer Identification No.)


10 Old Bloomfield Avenue, Pine Brook, New Jersey                07058
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(Address of principal executive offices)                      (Zip Code)


                                 (201) 887-1000
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              (Registrant's Telephone Number, Including Area Code)


717 Ridgedale Avenue, East Hanover, New Jersey 07936
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 2

     In its Form 8-K dated February 17, 1995 Allerion Inc. (the "Company") reported that an order had been entered into by the United States Bankruptcy Court for the District of New Jersey on February 17, 1995, as amended on February 21, 1995 (the "Order") with regard to the setting of bidding procedures and the submission of bids for the sale of all of the Company's then remaining operating assets as contained in the Company's Network Services Division (the "Division"). The proceedings are recorded under case number 94-28396. Pursuant to the terms of the Order, two bids were received by the Company by the March 8, 1995 deadline. In addition, two objections to the sale proceedings were filed. A hearing was held before the Bankruptcy Court on March 10, 1995. At that time an auction was held among the qualified bidders, including one party who had not submitted a bid by March 8, 1995 but had filed one of the aforementioned objections. The successful bidder at the action subsequently approved by the Bankruptcy Court was CompuCom Systems, Inc. ("CompuCom"). CompuCom's successful bid was for $1,000,000 in cash plus the payment of $6,772.80 to cure defaults on two assumed contracts plus the assumption of liabilities associated with the assumption of $54,642 in deferred revenue. The closing of the transaction occurred on March 13, 1995. Effective with the close of business on that day, the Company terminated all of its remaining employees. After deductions for appropriate expenses, the balance of the purchase price paid by CompuCom for the Division is to be shared according to an agreement between three of the Company's secured creditors, IBM Credit Corp., The Chase Manhattan Bank N.A. and Hewlett-Packard. The foregoing description of the sale of the Division is subject to the terms of the Asset Purchase Agreement which is included as an Exhibit to this Form 8-K.

Item 7.   Financial Statements and Exhibits

     (b) The proforma financial information required by this item 7(b)(i) is included as an exhibut to this Form 8-K.

     (c)     Exhibits

Exhibit Number                          Description
- --------------                          -----------

    Exhibit 10 Asset Purchase Agreement dated March 10, 1995 by and between Allerion, Inc. and CompuCom Systems, Inc.

    Exhibit 99.1 Order of the United States Bankruptcy Court for the District of New Jersey dated March 10, 1995 in Case No. 94-28396, approving the sale to CompuCom Systems, Inc.

    Exhibit 99.2     Pro forma financial information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLERION INC.


                                              By:
                                                  -----------------------

Dated: March 28, 1995

                                 EXHIBIT INDEX

Exhibit Number                          Description                        Page
- --------------                          -----------                        ----

  Exhibit 10 Asset Purchase Agreement dated March 10, 1995 by and between Allerion, Inc. and CompuCom Systems, Inc.

  Exhibit 99.1 Order of the United States Bankruptcy Court for the District of New Jersey dated March 10, 1995 in Case No. 94-28396, approving the sale to CompuCom Systems, Inc.

  Exhibit 99.2     Pro forma financial information